SMITH BARNEY NATURAL RESOURCES FUND INC.
(the "Fund")

Supplement to Prospectus
dated January 5, 1996


	Effective December 3, 1996, The Chase Manhattan Bank ("Chase") will be the Fund's custodian. Chase's principal offices are located at Chase Metro Tech Center, Brooklyn, New York, 11245.
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	The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Fund's Prospectus under the section entitled "Purchase of Shares--Systematic Investment Plan:"

	For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment requirement for all Classes is $50.

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	The following information supplements the section of the Prospectus of the Fund entitled "Purchase of Shares--Initial Sales Charge Waivers:"

	Purchases of Class A shares also may be made at net asset value without a sales charge in the following circumstances: (1) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: Subsequent investments will be subject to the applicable sales charge); (2) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and (3) purchases by investors participating in a Smith Barney fee based arrangement.
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	The following information replaces in its entirety the disclosure in the
Prospectus of the Fund entitled "Purchase of Shares--Smith Barney 401(k)
Program:"

Smith Barney 401(k) and ExecChoice Programs

	Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

	The Fund offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice
Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or contingent deferred sales charge ("CDSC"). Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

	Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more of the Smith Barney Mutual Funds.

	Class C Shares. Class C shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more of the Smith Barney Mutual Funds.

	401(k) and ExecChoice Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

	401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

	Any Participating Plan in the Smith Barney 401(k) Program that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

	Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

	Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating
Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

	At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Participating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives" in the Fund's prospectus.

	No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

	The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of: (a) the retirement of an employee in the Participating Plan; (b) the termination of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59.5 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Internal Revenue Code of 1986, as amended; or (f) redemptions of shares in connection with a loan made by the Participating Plan to an employee.
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	The provisions contained in the Fund's Prospectus under "Exchange
Privilege--Class A Exchanges" notwithstanding, effective October 4, 1996, Class A shares of the Fund that are exchanged for the same class of shares of another Smith Barney Mutual Fund sold with a higher maximum sales charge, will not be subject to any sales charge differential.
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	The following information supplements, and to the extent inconsistent therewith, supersedes the information set forth in the Prospectus of the Fund:



Investment Policies

Writing Options. The Fund may from time to time write covered put and call options on securities in its portfolio. The Fund will realize a fee (referred to as a "premium") when it writes an option. The Fund will only write covered put and call options, which means that for so long as the Fund remains obligated as the writer of the option it will, in the case of a call option, continue to own the underlying security and, in the case of a put option, maintain an amount of cash or permissible securities in a segregated account equal to the exercise price of the option. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option has the right to compel the Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option. The Fund ordinarily will write only covered put and call options for which a secondary market exists on a national securities exchange or in the over-the-counter market.

In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option's expiration), the Fund may engage in a closing purchase transaction. The Fund will incur a loss if the cost of the closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the Fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the Fund will be able to effect a closing purchase transaction at a time when it wishes to do so. The obligation of the Fund to purchase or deliver securities, respectively, upon the exercise of a covered put or call option which it has written terminates upon the effectuation of a closing purchase transaction.

Stock Index Futures. The Fund may enter into futures contracts on domestic and foreign stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Fund will not enter into stock index futures contracts for speculation and will only enter into futures contracts that are traded on exchanges designated by the Commodity Futures Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges.

When the Fund enters into a future to purchase, an amount of cash, cash equivalents, U.S. government securities, debt securities or equities securities (provided such assets are liquid, unencumbered and marked to market daily), will be deposited in a segregated account with the Fund's custodian in an amount equal to the market value of the contract to collaterize the position, thereby insuring that the use of the contract is unleveraged.

The Fund may lose the expected benefit of these futures transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures is subject to the Fund's investment adviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, the Fund may not be able to close a futures position without incurring a loss in the event of adverse price movements.


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Supplement dated October 31, 1996
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